FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  January 2, 1997


                             NONA MORELLI'S II, INC.
             (Exact name of registrant as specified in its charter.)


                                    Colorado
                    (State of incorporation or organization)


       0-18377                                       84-1126818
(Commission File Number)                (I.R.S. Employee Identification No.)


                2 Park Plaza, Suite 470, Irvine, California 92614
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (714) 833-5381

                                       N/A
          (Former name or former address, if changed since last report)

                                                        Total number of pages: 5

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Item 1. Changes in Control of Registrant.

          N/A


Item 2. Acquisition or Disposition of Assets.

          N/A

Item 3. Bankruptcy or Receivership.

          N/A


Item 4. Changes in Registrant's Certifying Accountant.

          N/A


Item 5. Other Events.

          N/A


Item 6. Resignation of Registrant's Directors.

         Effective the close of business on January 2, 1997, Liu Chen Mei Huan and Cheng Tai Chee resigned as Directors of the Registrant in order to pursue other opportunities. There were no disagreements between the Registrant and either Ms. Huan or Mr. Chee at the time of their resignations. The letters of resignation are attached as Exhibits to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements - None

          (b)  Exhibits

               1.   Liu Chen Mei Huan's Resignation Letter dated January 2, 1997

               2.   Cheng Tai Chee's Resignation Letter dated January 2, 1997


Item 8. Change in Registrant's Fiscal Year.

          N/A

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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NONA MORELLI'S II, INC.
                                        (Registrant)



Dated: January 2, 1997                  By:  /s/  Fred G. Luke
                                           ------------------------------------
                                                  Fred G. Luke,
                                                  Chief Executive Officer

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